                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) of the
                        SECURITIES EXCHANGE ACT OF 1934



                                  May 21, 1996
                       (Date of earliest event reported)



                                 PS GROUP, INC.
             (Exact name of registrant as specified in its charter)



           Delaware                    1-7141                     95-2760133
(State or other jurisdiction    (Commission file number)      (I.R.S. Employer
     of incorporation)                                       Identification No.)



                    4370 La Jolla Village Drive, Suite 1050
                          San Diego, California  92122
             (Address of principal executive offices and zip code)



                                 (619) 642-2999
                        (Registrant's telephone number)

ITEM 5.    OTHER EVENTS

          The Company has issued a press release dated May 21, 1996. A copy of the press release is incorporated herein by reference and is attached hereto as
Exhibit 99.1.

ITEM 7. (c)   EXHIBITS

Exhibit
Number    Description
- -------   -----------
99.1      Press Release dated May 21, 1996

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       PS GROUP, INC.
                                       (Registrant)

Date: May 21, 1996


                                       By:  /s/ CHARLES E. RICKERSHAUSER, JR.
                                            ---------------------------------
                                            Charles E. Rickershauser, Jr.,
                                            Chairman of the Board and Chief
                                            Executive Officer

                                 EXHIBIT INDEX
                                 -------------

     The following exhibits are hereby filed as part of this Form 8-K:

Exhibit                                                                  Page
Number  Description                                                      Number
- ------  -----------                                                      ------
99.1    Press Release dated May 21, 1996
